UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by party other than the registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
[ ] Definitive Proxy Statement

[ ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

LUCAS ENERGY, INC.
 (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: _____________________________
(2) Aggregate number of securities to which transaction applies: _____________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________
(4) Proposed maximum aggregate value of transaction: ____________________________________
(5) Total fee paid: ___________________________________

[  ] Fee paid previously with preliminary materials ______________________

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: __________________________
(2) Form, Schedule or Registration Statement No.: ____________________________
(3) Filing Party: ____________________________
(4) Date Filed: __________________________

3555 Timmons Lane, Suite 1550
Houston, Texas 77027

January __, 2015
Dear Stockholder:

The Board of Directors and officers of Lucas Energy, Inc., a Nevada corporation, join us in extending to you a cordial invitation to attend the 2015 annual meeting of our stockholders. This meeting will be held on March __, 2015 at _______.m. Central Standard Time at ______________________ (the “Annual Meeting”).

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about ____________, 2015 to our stockholders of record as of the close of business on __________, 2015. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

If you are unable to attend the Annual Meeting in person, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. You may also authorize your proxy to vote your shares by telephone or fax as described in your proxy card. If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone prior to the Annual Meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

We look forward to seeing you on ____________, 2015. Your vote and participation in our governance is very important to us.

Sincerely,

Anthony C. Schnur
Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on ___________, 2015.

Our proxy statement and annual report on Form 10-K for the year ended March 31, 2014, are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/LEI.

3555 Timmons Lane, Suite 1550
Houston, Texas 77027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH __, 2015

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Lucas Energy, Inc., a Nevada corporation (the “Company”), will be held on March ___, 2015 at __ a.m. Central Standard Time at ____________________________ (the “Annual Meeting” or the “Meeting”) for the purpose of considering and voting upon the following matters:

1.
To elect three (3) Directors to the Company’s Board of Directors (the “Board”), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following three nominees: Anthony C. Schnur, J. Fred Hofheinz and Fred S. Zeidman, and the Board of Directors recommends that each of the nominees be elected as directors.

2.
To authorize the Board of Directors of the Company to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-ten and one-for-fifty-five. The Board of Directors recommends that you authorize the Board of Directors of the Company, in their sole discretion, without further stockholder approval, to amend the Company’s Articles of Incorporation, at any time prior to the earlier of (a) the one year anniversary of the Annual Meeting; and (b) the date of our 2016 annual meeting of stockholders, to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-ten and one-for-fifty-five.

3.
To ratify the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending March 31, 2015. The Board of Directors recommends that you approve and ratify the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending March 31, 2015.

4.
To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above. The Board recommends that you vote to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE AND “FOR” EACH OF PROPOSALS TWO THROUGH FIVE.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned.  Common stockholders of record on the close of business on ______________, 2015 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

The enclosed proxy statement is also available at https://www.iproxydirect.com/LEI. This website also includes copies of the form of proxy and the Company’s Annual Report to stockholders for the year ended March 31, 2014. Stockholders may also request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (713) 528-1881.

Even if you plan to attend the special meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By Order of the Board of Directors,

Anthony C. Schnur
Chief Executive Officer and Director

Houston, Texas
January __, 2015

TABLE OF CONTENTS
GENERAL	1
Information Contained In This Proxy Statement	1
Important Notice Regarding the Availability of Proxy Materials	1
Record Date and Shares Entitled to Vote	1
Voting Process	2
Providing and Revoking Proxies	2
Attendance at the Annual Meeting	2
Conduct at the Meeting	2
Quorum	3
Votes Required to Approve Each Proposal	3
Broker Non-Votes and Abstentions	4
Board of Directors Voting Recommendations	4
Mailing Costs and Solicitation of Proxies	5
Inspector of Voting	5
Stockholders Entitled to Vote at the Meeting	5
Voting Instructions	5
Confidential Voting	5
Stockholder of Record and Shares Held in Brokerage Accounts	5
Multiple Stockholders Sharing the Same Address	6
Voting Results	6
Company Mailing Address	6
VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS	6
Security Ownership of Certain Beneficial Owners and Management	6
CORPORATE GOVERNANCE	9
Board Leadership Structure	9
Risk Oversight	9
Family Relationships	9
Arrangements between Officers and Directors	9
Involvement in Legal Proceedings	10
Board of Directors Meetings	10
COMMITTEES OF THE BOARD	10
Board Committee Membership	10
Audit Committee	11
Compensation Committee	11
Nominating and Governance Committee	12
Director Independence	13
Nominations for the Board of Directors	13
Communications with the Board of Directors	14
Code of Ethics	14
Whistleblower Protection Policy	14
AUDIT COMMITTEE REPORT	15
EXECUTIVE OFFICERS	16
EXECUTIVE COMPENSATION	16
Summary Compensation Table	17
2014 Say on Pay Vote	18
Executive Employment Agreements	18
Incentive Compensation Plans	20
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END	21
DIRECTOR COMPENSATION	22
EQUITY COMPENSATION PLAN INFORMATION	23
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	25

PROPOSAL 1. ELECTION OF DIRECTORS	26
PROPOSAL 2. AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK IN A RATIO OF BETWEEN ONE-FOR-TEN AND ONE-FOR-FIFTY-FIVE	31
PROPOSAL 3. TO RATIFY THE APPOINTMENT OF HEIN & ASSOCIATES LLP, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2015	38
PROPOSAL 4. APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING FOR A QUORUM OR TO APPROVE ANY OF THE PROPOSALS ABOVE	40
STOCKHOLDER PROPOSALS	41
Proposals for 2015 Annual Meeting of Stockholders and 2015 Proxy Materials	41
Nominations For The Board Of Directors	41
Additional Filings	42
OTHER MATTERS	42
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	42
COMPANY CONTACT INFORMATION	42

ATTACHMENTS:

Appendix A – Form of Certificate of Amendment (See Proposal 2)	A-1
Proxy Card

PROXY STATEMENT

FOR AN ANNUAL MEETING OF STOCKHOLDERS

GENERAL

Lucas Energy, Inc. (“Lucas,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2015 annual meeting of stockholders (the “Annual Meeting”) to be held on March __, 2015 at __ a.m. Central Standard Time at ___________________________________, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on January ___, 2015. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and our executive officers, corporate governance, and certain other required information.  Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2014, as filed with the SEC on June 27, 2014 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is using the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Form 10-K, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy) via the Internet at https://www.iproxydirect.com/LEI or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares.  Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on January __, 2015 (the “Record Date”).  Each stockholder of record as of the Record Date is entitled to one vote for each share of common stock held by him, her or it on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. At the close of business on the Record Date, there were _____________ shares of our common stock outstanding and eligible to vote at the Annual Meeting. Other than our common stock we have no other voting securities currently outstanding as our 500 outstanding shares of Series A Convertible Preferred Stock have no voting rights.

Voting Process

If you are a stockholder of record, there are five ways to vote:

•	In person. You may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

•	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board of Directors (the “Board”) described herein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock and Series A Convertible Preferred Stock (which is non-voting) at the close of business on the Record Date and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our common stock or preferred stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock or preferred stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

Conduct at the Meeting

The Chairman of the Annual Meeting has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Quorum

The presence at the Annual Meeting of the holders of at least a majority of the outstanding shares of voting stock entitled to vote at the Annual Meeting (_________ shares of common stock) is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Votes Required To Approve Each Proposal

Proposal	Vote Required	Broker Discretionary Voting Allowed*
1 - Election of directors	Plurality of Votes Cast	No
2 - Authorization for the Board of Directors of the Company to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-ten and one-for-fifty-five	Majority of the Company’s voting shares as of the Record Date	No
3 - Ratification of the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending March 31, 2015	Majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting	Yes

4 - Approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above

	Majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting	No

* See also “Broker Non-Votes and Abstentions” on page 4, below.

For Proposal 1, the three nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Votes withheld shall have no legal effect. Approval of Proposal 2 requires the affirmative vote of a majority of the Company’s voting shares as of the Record Date.  Proposal 3 requires the affirmative vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting, assuming a quorum is present.  Proposal 4, the authority to adjourn the Annual Meeting to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting.

Broker Non-Votes and Abstentions

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner.  If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter or proposal.  Abstentions are the voluntary act of not voting by a stockholder who is present at a meeting (in person or by proxy) and entitled to vote.

Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. With respect to the authorization of our Board of Directors to complete a reverse stock split by the filing of an amendment to the Articles of Incorporation (Proposal 2), broker non-votes and abstentions could prevent the proposal from receiving the required affirmative vote of a majority of the shares of common stock outstanding as of the Record Date, as broker non-votes and abstentions will have the same effect as a vote “AGAINST” the proposal.  Additionally, approval of the proposals (other than the election of directors and the authority for the reverse split (Proposals 3 and 4) requires the affirmative vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting, and abstentions (but not broker non-votes which are not “entitled to vote” and which will have no effect on the outcome of the vote, other than to decrease the total number of affirmative votes for each such proposal) will have the effect of a vote “AGAINST” each such proposal.

The election of directors (Proposal 1) requires a plurality of the votes cast at the Annual Meeting and broker non-votes and abstentions will have no effect on such vote. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business.

Board of Directors Voting Recommendations

Our Board of Directors recommends that you vote your shares:

•	“FOR ALL” of the nominees to the Board of Directors (Proposal 1).

•	“FOR” the authorization of our Board of Directors to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-ten and one-for-fifty-five (Proposal 2).

•	“FOR” the ratification of the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending March 31, 2015 (Proposal 3).

•
“FOR” approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above (Proposal 4).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

Representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company.  If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of Annual Meeting of stockholders and 2014 Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2014 Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2014 Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, at our principal executive offices at 3555 Timmons Lane, Suite 1550, Houston, Texas 77027, or a stockholder may make a request by calling our Corporate Secretary at (713) 528-1881.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Instructions”, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.  Additionally, no later than one hundred fifty calendar days after the Annual Meeting, but in no event later than sixty calendar days prior to the deadline for submission of stockholder proposals as discussed below under “Stockholder Proposals” on page 41, the Company will disclose its decision in regards to how frequently the Company will include a stockholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executives.

Company Mailing Address

The mailing address of our principal executive offices is 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were _____________ shares of our common stock outstanding. Other than our common stock we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our current executive officers and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (a)

Executive Officers and Directors
Common Stock	Anthony C. Schnur	333,842 (1)	* %
Common Stock	J. Fred Hofheinz	979,260 (2)	2.8%
Common Stock	Fred S. Zeidman	75,000 (3)	* %

All Executive Officers and Directors as a Group (Three Persons) (4)		1,388,102	3.9%

5% Stockholders

Common Stock	John B. Helmers and A. Glenn Helmers (5)	4,344,834	12.4%

Common Stock	Ironman Energy Partners, L.P., Ironman Energy Partners II, L.P., Ironman Capital Management, LLC and G. Bryan Dutt (6)	2,825,149	8.1%

Common Stock	Ironman Energy Master Fund, Ironman Energy Capital, L.P., and Ironman Energy Capital (QP), L.P. (6)	2,243,016	6.4%

(a)	Calculated based on 35,020,515 shares outstanding as of January __, 2015.
* Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)
Includes (a) options to purchase 150,000 shares of the Company’s common stock at an exercise price of $1.74 per share, which expire if unexercised on October 31, 2017; (b) options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.61 per share which expire if unexercised on January 8, 2018; and (c) options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.58 per share, which expire if unexercised on October 31, 2017, but does not include options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.58 per share, which have not vested to Mr. Schnur to date (and do not vest within the next 60 days).  A total of 59,461 of the shares held by Mr. Schnur are held in his IRA.

(2)
Includes options to purchase 24,000 shares of common stock which have an exercise price of $2.07 per share which expire on October 7, 2020. Also, includes options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.15 per share, which are exercisable until December 20, 2014. Also includes options to purchase 50,000 shares of the Company’s common stock at an exercise price of $0.98 per share, which are exercisable until December 24, 2016.

(3)
Represents options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.28 per share, which are exercisable until July 2, 2015.  Also includes options to purchase 25,000 shares of the Company’s common stock at an exercise price of $0.98 per share, which are exercisable until December 24, 2016.

(4)
Not included in the table above are William A. Sawyer, who previously served as the President, Chief Executive Officer and director of the Company, but who resigned effective December 12, 2012 (who holds 6,089 shares, less than 1% of the Company’s outstanding shares, based solely on the number of shares the Company’s record stockholders list shows as owned by Mr. Sawyer); K. Andrew Lai, who resigned as Chief Financial Officer of the Company on November 1, 2012; or William J. Dale, who resigned as Chief Financial Officer of the Company on September 30, 2013, each of whom are named executive officers as defined in Item 402(a)(3) of Regulation S-K. Pursuant to the Company’s record stockholders list, neither Mr. Lai nor Mr. Dale hold any beneficial ownership in the Company.  The Company is not in contact with and has no way of verifying Mr. Sawyer’s, Mr. Lai’s or Mr. Dale’s ownership in the Company.  Additionally, we are aware that pursuant to a Schedule 13G/A filed with the SEC on February 3, 2014, Hall Phoenix Energy, LLC, Hall Phoenix/Inwood, Ltd., Phoenix/Inwood Corporation, Search Financial Services, LP, Hall Search GP, LLC and Craig Hall reported beneficial ownership of 1,658,101 shares of the Company’s common stock, which at the time represented more than 5% of the Company’s outstanding shares; however, because the 1,658,101 shares reported beneficially owned by such entities and individual no longer total more than 5% of the Company’s outstanding common stock and no updated filings have been made to date, the beneficial ownership of such entities has not been included in the table above.

(5)
Based on a Schedule 13G/A filed with the SEC on April 24, 2014 by Long Focus Capital Management, LLC, Long Focus Capital, LLC, Condagua, LLC, John B. Helmers and A. Glenn Helmers; a Schedule 13D filed with the SEC on September 23, 2014 by Condagua, LLC; and Form 4s filed by Long Focus Capital, LLC and Condagua, LLC on May 2, 2014, each with an address of PMB 426, 1357 Ashford Avenue, San Juan, PR 00907. The Schedule 13G/A (as modified by the Form 4s) and the Schedule 13D reported that: (a) A. Glenn Helmers is the beneficial owner of 2,678,168 shares of common stock held by Condagua, LLC, and is the beneficial owner of the 1,666,666 shares of common stock held individually by John B. Helmers, her husband; (b) John B. Helmers may be deemed to beneficially own the 2,678,168 shares of common stock held by Condagua, LLC, as the authorized trader of Condagua, LLC; (c) John B. Helmers individually owns 1,666,666 shares of common stock; (d) John B. Helmers and A. Glenn Helmers may direct the vote and disposition of the 2,678,168 shares of common stock held by Condagua, LLC; (d)  John B. Helmers and A. Glenn Helmers may direct the disposition of the 1,666,666 shares owned by John B. Helmers; and (e)  John B. Helmers has the sole right to vote the 1,666,666 shares of common stock he individually owns. We make no representation as to the accuracy or completeness of the information reported.

(6)
Based on a Schedule 13G filed with the SEC on January 14, 2014 by Ironman Energy Master Fund (“Master Fund” and another private investment fund managed by Ironman Energy II, the “Private Fund”, and the “Funds”)), Ironman Energy Capital, L.P.(“Ironman Capital”), Ironman Energy Capital (QP), L.P.(“Ironman Capital QP”), Ironman Energy Partners, L.P.(“Ironman Energy”), Ironman Energy Partners II, L.P.(“Ironman Energy II”), Ironman Capital Management, LLC (“Ironman Management”) and G. Bryan Dutt, with an address of 2211 Norfolk, Suite 611, Houston, TX 77098. The Schedule 13G reported that (a) the Master Fund, Ironman Capital and Ironman Capital (QP) are the beneficial owners of 2,243,016 shares of common stock held by the Master Fund; (b) Ironman Energy, Ironman Energy II, Ironman Management and Mr. Dutt are the beneficial owners of 2,825,149 shares of common stock held by the Funds; (c) Ironman Capital and Ironman Capital QP may be deemed to beneficially own the shares of common stock held by the Master Fund as a result of being the general partners of the Master Fund; (d) Ironman Energy may be deemed to beneficially own the shares of common stock held by the Funds as a result of being the general partner of Ironman Capital, Ironman Capital QP and the Private Fund; (e) Ironman Energy II may be deemed to beneficially own the shares of common stock held by the Funds as a result of being the investment manager of the Funds; (f) Ironman Management may be deemed to beneficially own the shares of common stock held by the Funds as a result of being the general partner of Ironman Energy and Ironman Energy II; (g) Mr. Dutt may be deemed to beneficially own the shares of common stock held by the Funds as a result of being the managing member of Ironman Management; (h) the Master Fund, Ironman Capital and Ironman Capital (QP) may direct the vote and disposition of the 2,243,016 shares of common stock held by the Master Fund; and (i) Ironman Energy, Ironman Energy II, Ironman Management and Mr. Dutt may direct the vote and disposition of the 2,825,149 shares of common stock held by the Funds. We make no representation as to the accuracy or completeness of the information reported.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Information regarding the members of and biographical information of our Board of Directors is provided below under “Proposal 1 - Election of Directors” (beginning on page 26).

Board Leadership Structure

Historically, the roles of Chairman and Chief Executive Officer of the Company have been held separately. However, since the resignation of Ken Daraie on October 10, 2014, who served as the Chairman of the Board of Directors of the Company at the time of his resignation, the Company’s Board of Directors has operated without a Chairman. While the Board of Directors may seek to appoint a Chairman in the future, at the current time our Board of Directors believes that oversight of our company can adequately be overseen by our Board of Directors as a whole, and this responsibility can be properly discharged without a Chairman. Our Chief Executive Officer, Mr. Schnur, facilitates communications between members of our Board of Directors and prepares the agenda for each Board meeting. All of our directors are encouraged to make suggestions for Board of Director’s agenda items or pre-meeting materials. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election at the annual stockholder meetings; reviews, evaluates and recommends changes to the Company’s corporate governance guidelines; and establishes the process for conducting the review of the Chief Executive Officer’s performance. In each case management periodically reports to our Board or relevant committee, which provides the relevant oversight on risk assessment and mitigation.

Family Relationships

There are no family relationships among our directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following:  (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

For the fiscal year ending March 31, 2014, the Board held eleven meetings and took various other actions via the unanimous written consent of the Board of Directors and the various committees described below.  All directors attended at least 75% of the Board of Directors meetings and committee meetings relating to the committees on which each director served. All of the then current directors attended our fiscal year 2013 Annual Stockholder meeting held on February 13, 2014.  The Company encourages, but does not require all directors to be present at annual meetings of stockholders.

COMMITTEES OF THE BOARD

The Board has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee.  Each of the three (3) members of our Board of Directors, other than Mr. Schnur (who serves as our Chief Executive Officer and Interim Chief Financial Officer) are “independent” as defined in Section 803(A) of the NYSE MKT LLC Company Guide.

Board Committee Membership

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Anthony C. Schnur
J. Fred Hofheinz	M	M	C
Fred S. Zeidman	C	C	M

C - Chairman of Committee.
M – Member.

Audit Committee

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Audit Committee’s function is to provide assistance to the Board in fulfilling the Board’s oversight functions relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s independent auditors, and perform such other activities consistent with its charter and our Bylaws as the Committee or the Board deems appropriate.  The Audit Committee produces an annual report for inclusion in our proxy statement.  The Audit Committee is directly responsible for the appointment, retention, compensation, oversight and evaluation of the work of the independent registered public accounting firm (including resolution of disagreements between our management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall review and pre-approve all audit services, and non-audit services that exceed a de minimis standard, to be provided to us by our independent registered public accounting firm. The Audit Committee carries out all functions required by the NYSE MKT, the SEC and the federal securities laws.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Board has determined that Mr. Zeidman and Mr. Hofheinz are “independent,” and that Mr. Zeidman is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Zeidman has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information under “Proposal 1 - Election of Directors” below (beginning on page 26).

For the fiscal year ending March 31, 2014, the Audit Committee held four meetings. The Audit Committee’s charter is available on our website at www.lucasenergy.com at “Governance” - “Policies” and was filed as Exhibit 14.3 to our Annual Report on Form 10-K/A for the year ended March 31, 2009, filed with the Commission on July 29, 2009.

Compensation Committee

The Compensation Committee is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company's compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain advisors to advise the Compensation Committee. The Compensation Committee may delegate its authority to subcommittees of independent directors, as it deems appropriate.

For the fiscal year ending March 31, 2014, the Compensation Committee held three meetings. The Compensation Committee’s charter is available on our website at www.lucasenergy.com at “Governance” - “Policies”, and was filed as Exhibit 14.5 to our Annual Report on Form 10-K/A for the year ended March 31, 2009, filed with the Commission on July 29, 2009.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for (1) assisting the Board by identifying individuals qualified to become Board members; (2) recommending individuals to the Board for nomination as members of the Board and its committees; (3) leading the Board in its annual review of the Board’s performance; (4) monitoring the attendance, preparation and participation of individual directors and to conduct a performance evaluation of each director prior to the time he or she is considered for re-nomination to the Board; (5) reviewing and recommending to the Board responses to shareowner proposals; (6) monitoring and evaluating corporate governance issues and trends; (7) providing oversight of the corporate governance affairs of the Board and the Company, including consideration of the risk oversight responsibilities of the full Board and its committees; (8) assisting the Board in organizing itself to discharge its duties and responsibilities properly and effectively; and (9) assisting the Board in ensuring proper attention and effective response to stockholder concerns regarding corporate governance.  We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for director.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals under “Stockholders Proposals” on page 41 below. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and applicable NYSE MKT and SEC rules and regulations.

For the fiscal year ending March 31, 2014, the Nominating and Governance Committee held no formal meetings, provided that the committee took various actions via the unanimous written consent of the committee. The Nominating and Governance Committee’s charter is available on our website at www.lucasenergy.com at “Governance” - “Policies” and was filed as Exhibit 99.2 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2013, filed with the Commission on June 28, 2013.

Director Independence

The Board of Directors annually determines the independence of each director and nominee for election as a director. The Board makes these determinations in accordance with the NYSE MKT’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considered, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that all of the Members of the Board of Directors other than Mr. Schnur are independent under the definition of independence and in compliance with the listing standards of the NYSE MKT listing requirements and as such, a majority of the Company’s three person Board of Directors is independent.

Nominations for the Board of Directors

The Nominating and Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of NYSE MKT and applicable federal securities law. The Nominating and Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources.  Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate.  These recommendations should be submitted in writing to the Company, Attn: Corporate Secretary, Lucas Energy, Inc., 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.  The proposing stockholder should also include his or her contact information and a statement of his or her share ownership.  The Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules, the Company’s Bylaws or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

Communications with the Board of Directors

Stockholders may contact the Board of Directors about bona fide issues or questions about the Company by writing the Corporate Secretary at the following address: Attn: Corporate Secretary, Lucas Energy, Inc., 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

Our Corporate Secretary, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Code of Ethics

The Company adopted a Code of Ethics (Code) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company.  The Code of Ethics has been reviewed and approved by the Board of Directors.

You can access our Code of Conduct on our website at www.lucasenergy.com, and any stockholder who so requests may obtain a free copy of our Code of Ethics by submitting a written request to our Corporate Secretary. Additionally, the Company’s Code of Ethics was filed as an exhibit to the Company’s Form 10-K dated March 31, 2009 filed with the SEC on June 29, 2009 as Exhibit 14.1.

We intend to disclose any amendments to our Code of Ethics and any waivers with respect to our Code of Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.lucasenergy.com within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Ethics to any such officers or employees.

Whistleblower Protection Policy

The Company adopted a Whistleblower Protection Policy (Policy) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. The Whistleblower Policy has been reviewed and approved by the Board of Directors.

You can access our Whistleblower Policy on our website at www.lucasenergy.com, and any stockholder who so requests may obtain a free copy of our Whistleblower Policy by submitting a written request to our Corporate Secretary. The Whistleblower Policy has been reviewed and approved by the Board. The Company’s Whistleblower Policy was filed as an exhibit to the Company’s Form 10-K dated March 31, 2009 filed with the SEC on June 29, 2009 as Exhibit 14.2.

AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from Lucas for such advice and assistance.

In connection with the fiscal year 2014 audited financial statements of Lucas, the Audit Committee of the Board of Directors of Lucas (1) reviewed and discussed the audited financial statements with Lucas’s management; (2) discussed with Lucas’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T and Exchange Act Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by Lucas’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for fiscal year 2014 be included in Lucas’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Audit Committee

/s/ Fred S. Zeidman, Chairman
/s/ J. Fred Hofheinz

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officer.

Name	Position	Age
Anthony C. Schnur	President, Chief Executive Officer, Interim Chief Financial Officer, Interim Treasurer, Interim Secretary and Director	49

ANTHONY C. SCHNUR – PRESIDENT, CHIEF EXECUTIVE OFFICER, INTERIM CHIEF FINANCIAL OFFICER, INTERIM TREASURER AND INTERIM SECRETARY

Information regarding Mr. Schnur is set forth in “Proposal 1 – Election of Directors”, below (beginning on page 26).

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation information with respect to our Chief Executive Officer and our Chief Financial Officer, who are/were the only executive officers of the Company during the years presented below, and individuals for whom disclosure would have been provided herein but for the fact they were not serving as Chief Executive Officer or Chief Financial Officer of the Company at the end of the below fiscal years.

Name and Principal	Fiscal			Stock	Option	All Other
Position	Year	Salary	Bonus	Awards	Awards	Comp	Total
Anthony C. Schnur (1)(2) Chief Executive Officer	2014	$290,000	$-	$20,000	$-	$-	$310,000
and Interim Chief Financial Officer	2013	120,833	30,000	34,133	243,000	-	427,966

William J. Dale (1)(3) Former Chief Financial Officer	2014	$183,333	$-	$20,000	$-	$-	$203,333

William A. Sawyer (1)(4)	2013	$125,958	$-	$37,500	$-	$518,500	$681,958
Former President and Chief Exeecutive Officer

K. Andrew Lai (1)(5)	2014	$-	$-	$10,000	$-	$5,000	$15,000
Former Chief Financial Officer	2013	103,558	-	25,000	-	-	128,558

* Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.  No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above.  The value of the Stock Awards and Option Awards in the table above was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(1) Effective November 1, 2012, the Company accepted the resignation of K. Andrew Lai, as the Chief Financial Officer, Treasurer and Secretary of the Company, and appointed Anthony C. Schnur as the Company’s Chief Financial Officer, Treasurer and Secretary. On December 14, 2012, and effective December 12, 2012, William A. Sawyer resigned as the Chief Executive Officer and President and as a director of the Company. Effective on the same date (December 12, 2012), the Board of Directors of the Company appointed Anthony C. Schnur, as the Chief Executive Officer to fill the vacancy left by Mr. Sawyer’s resignation as Chief Executive Officer and President.  Effective April 4, 2013, the Company appointed William J. Dale as the Company’s Chief Financial Officer, Treasurer and Secretary.

Effective September 30, 2013, the Company accepted the resignation of William J. Dale, as the Chief Financial Officer, Treasurer and Secretary of the Company, and appointed Anthony C. Schnur as the Company’s Interim Chief Financial Officer in addition to Mr. Schnur maintaining his current role as Chief Executive Officer.

(2) During the year ended March 31, 2014, Mr. Schnur was paid a cash salary of $290,000.  Mr. Schnur was issued a net of 13,797 shares of common stock under the Company’s 2012 Stock Incentive Plan (the “2012 Plan”) after forfeiting shares for the payment of taxes.  The Company recorded $20,000 for shares issued to Mr. Schnur.

During the year ended March 31, 2013, Mr. Schnur was paid a cash salary of $120,833.  Mr. Schnur was issued a net of 3,991 shares of common stock under the 2012 Plan after forfeiting shares for the payment of taxes.  The Company recorded $34,133 for shares issued to Mr. Schnur.  Mr. Schnur also received a bonus of $30,000 in cash and 20,000 shares of the Company’s common stock for fiscal 2013 (13,470 net shares after forfeiting shares to pay his tax liability).  During the year ended March 31, 2013, Mr. Schnur was granted options to purchase 150,000 shares of the Company’s common at an exercise price of $1.74 per share of which 50,000 options vested immediately and the remaining options vested at the rate of ½ of such options on November 1, 2013 and 2014; options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.61 per share, which vested on January 8, 2015; and options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.58 per share, which vest on November 1, 2015.

(3) During the year ended March 31, 2014, Mr. Dale (who resigned on and effective September 30, 2013) was paid a cash salary of $183,333, which included severance pay, $16,666.67 for five months ($83,333 in aggregate), beginning October 1, 2013 and ending March 1, 2014, payable in semi-monthly installments at such times and in such amounts as would be due Mr. Dale if he was still employed by Lucas under the Employment Agreement, with customary withholding of taxes if Mr. Dale was still employed by Lucas.  Mr. Dale was issued a net of 10,863 shares of common stock under the Company’s 2012 Plan after forfeiting shares for the payment of taxes.  The Company recorded $20,000 for shares issued to Mr. Dale.

(4) During the year ended March 31, 2013, Mr. Sawyer (who resigned on December 14, 2012, effective December 12, 2012) was paid a cash salary of $125,958.  Mr. Sawyer was issued a net of 37,161 shares of common stock under the Company’s 2012 Plan after forfeiting shares for the payment of taxes.  The Company recorded $37,500 for shares issued to Mr. Sawyer.  All Other Compensation consisted of the payment of $6,000 and $12,500, respectively, attributable to Mr. Sawyer for attendance at Board of Directors meetings and also included $500,000 of severance pay (as described in greater detail below under “Employment Agreements” – “William A. Sawyer”), for the year ended March 31, 2013.

(5) During the year ended March 31, 2014, Mr. Lai was issued a final cash payment of $5,000 and 6,803 gross shares of common stock under the 2012 Plan.  The Company recorded $10,000 for the shares issued to Mr. Lai.

During the year ended March 31, 2013, Mr. Lai was paid a cash salary of $103,558.  Mr. Lai was issued a net of 32,804 shares of common stock under the 2012 Plan after forfeiting shares for the payment of taxes.  The Company recorded $25,000 for shares issued to Mr. Lai.

2014 Say on Pay Vote

At the annual meeting of our shareowners held on February 13, 2014, stockholders holding 40.4% of the total shares eligible to be voted at the annual meeting, 47.9% of the shares voted at the annual meeting and 95.6% of the total votes cast on the proposal, voted in favor of our Named Executive Officers’ 2013 compensation. The Board and the Compensation Committee considered these favorable results and did not make significant changes to our executive compensation program because it believes this advisory shareowner vote indicates strong support for our current compensation policies.

Executive Employment Agreements

Anthony C. Schnur

Effective November 1, 2012, the Company entered into an Employment Agreement with Mr. Schnur to serve as the Chief Financial Officer of the Company, which agreement was amended and restated effective December 12, 2012, in connection with his appointment as Chief Executive Officer.  The agreement has a term of two years, expiring on October 31, 2014, provided that the agreement is automatically extended for additional one year terms, unless either party provides notice of their intent not to renew within the 30 day period prior to any automatic renewal date.  The Company agreed to pay Mr. Schnur a base annual salary of $310,000 during the term of the agreement, of which $290,000 is payable in cash and $20,000 is payable in shares of the Company’s common stock.  The stock consideration due under the agreement is payable in quarterly installments at the end of each quarter, based on the stock price on the last day of each quarter.  Mr. Schnur is also eligible for an annual bonus of up to 30% of his base salary in cash or stock.

In the event the Employment Agreement is terminated by the Company for a reason other than cause (as described in the Employment Agreement) or by Mr. Schnur for good reason (as described in the Employment Agreement), Mr. Schnur is due in the form of a lump sum payment, the product of the base salary and bonus he was paid under the agreement for the prior 12 month period, provided that if such termination occurs six months before or 24 months following the occurrence of a Change of Control (as described in the Employment Agreement), Mr. Schnur is due 200% of the amount described above upon such termination.  If Mr. Schnur's employment is terminated as a result of death or Disability (as defined in the agreement), the Company will pay his base salary which would have been payable to Mr. Schnur through the date his employment is terminated and all amounts actually earned, accrued or owing as of the date of termination.  If Mr. Schnur’s employment is terminated for Cause or Mr. Schnur voluntarily terminates his employment, the Company will pay his base salary and all amounts actually earned, accrued or owing as of the date of termination and he will be entitled for a period of three months after termination to exercise all Options granted to him under his employment agreement or otherwise to the extent vested and exercisable on the date of termination. Mr. Schnur's employment agreement contains no covenant-not-to-compete or similar restrictions after termination. Additionally, any and all unvested Options are forfeited upon the termination of the Employment Agreement.

During the year ended March 31, 2013, Mr. Schnur was granted options to purchase 150,000 shares of the Company’s common at an exercise price of $1.74 per share of which 50,000 options vested immediately and the remaining options vested at the rate of ½ of such options on November 1, 2013 and 2014; options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.61 per share, which vested on January 8, 2015; and options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.58 per share, which vest on November 1, 2015.

William J. Dale

Effective April 4, 2013, the Company entered into an Employment Agreement with Mr. Dale to serve as Chief Financial Officer, Treasurer and Secretary, and effective September 30, 2013, Mr. Dale resigned from those positions.  The agreement had a term of two years, expiring on March 31, 2015, provided that the agreement was automatically extended for additional one year terms, unless either party provided notice of their intent not to renew within the 30 day period prior to any automatic renewal date.  The Company agreed to pay Mr. Dale a base annual salary of $220,000 during the term of the agreement, of which $200,000 was payable in cash and $20,000 was payable in shares of the Company’s common stock.  The stock consideration due under the agreement was payable on April 1st of each year of the term of the agreement, including $20,000 in stock which was paid to Mr. Dale immediately upon the parties’ entry into the agreement and was based on the closing sales price of the Company’s common stock on the applicable required issuance date.  Mr. Dale was also eligible for an annual bonus of up to 30% of his base salary in cash or stock.

In connection with the parties’ entry into the Employment Agreement, Mr. Dale was granted five year options to purchase 125,000 shares of the Company’s common stock at an exercise price of $1.33 per share of which 75,000 options were to vest on the first anniversary of the Employment Agreement and 50,000 options were to vest on the second anniversary, subject in all cases to the terms and conditions of the Company’s 2012 Stock Incentive Plan.   As discussed below, all of these options have either been forfeited or expired unexercised to date.

Effective February 11, 2013, Mr. Dale was granted options to purchase 75,000 shares of the Company’s common stock, in consideration for services rendered, which options have a five year term, and were to vest upon the earlier of (i) one year after the grant date; and (ii) upon the change of control of the Company, provided that instead the Board of Directors changed the terms of such options to vest immediately upon the appointment of Mr. Dale as the Chief Financial Officer of the Company on April 4, 2013. The exercise price of the options was $1.58 per share (the closing sales price of the Company’s common stock on the grant date). As discussed below, all of these options have either been forfeited or expired unexercised to date.

Effective September 30, 2013, the Company accepted the resignation of William J. Dale, as the Chief Financial Officer, Treasurer and Secretary of the Company.  In connection with Mr. Dale’s resignation, the Company agreed to pay Mr. Dale, as severance pay, $16,666.67 for five months ($83,333 in aggregate), beginning October 1, 2013 and ending March 1, 2014, payable in semi-monthly installments at such times and in such amounts as would be due Mr. Dale if he was still employed by Lucas under the Employment Agreement, with customary withholding of taxes if Mr. Dale was still employed by Lucas.  Additionally, any options not vested to Mr. Dale as of the September 30, 2013 were cancelled, terminated and void.  Any vested options held by Mr. Dale were exercisable by Mr. Dale until December 31, 2013, pursuant to their terms and consistent with the terms of the grant of such options, and have expired unexercised to date.

William A. Sawyer

Effective as of April 1, 2011, the Company entered into an employment agreement with Mr. Sawyer, who resigned as the Chief Executive Officer of the Company effective on December 12, 2012. The agreement had a term extending through April 1, 2014, unless extended or earlier terminated pursuant to the terms of such agreement, which was terminated in connection with his resignation effective December 12, 2012.  Pursuant to the agreement, Mr. Sawyer's base salary was $250,000 per year, of which $175,000 was to be payable in cash and $75,000 in shares of the Company’s common stock on a pro-rata, quarterly basis.  He also had the right to receive discretionary bonuses in an amount up to 50% of his base salary.

Effective December 12, 2012, William A. Sawyer resigned as the Chief Executive Officer and President and as a director of the Company. In connection with his resignation, the Company agreed to pay Mr. Sawyer, as severance pay, all base salary in cash that he would have been due under the terms of his employment agreement with the Company, at such times as such compensation would have been due to Mr. Sawyer had he still been employed by the Company (i.e., $250,000 per year, with $175,000 payable in semi-monthly installments and $75,000 payable in quarterly installments on each July 1st, October 1st, January 1st and April 1st), until March 25, 2014 (the end of the term of his employment agreement in effect on his resignation date); and monthly reimbursement in cash for the cost of Mr. Sawyer obtaining COBRA insurance coverage similar to the coverage of medical, dental, life and disability insurance he had while employed by the Company, also until March 25, 2014.  Additionally, the Company agreed to transfer ownership to Mr. Sawyer of an SUV he was previously provided the use of by the Company.

The Company also agreed to pay Mr. Sawyer additional consideration of $200,000, with $50,000 payable to Mr. Sawyer on or before each of January 12, 2013; February 12, 2013; March 12, 2013 and April 12, 2013 (which payments have been made to Mr. Sawyer), in connection with the termination by Mr. Sawyer of all options and contingent securities which Mr. Sawyer held in the Company or had rights to.  Mr. Sawyer and the Company also agreed to mutually release each other from any and all further claims and liabilities (other than customary indemnification by the Company to Mr. Sawyer in connection with his services as an officer and director of the Company), other than the payment obligations described above.

K. Andrew Lai

Mr. Lai was appointed Chief Financial Officer, Treasurer and Secretary of the Company on February 18, 2011 and resigned from those positions effective November 1, 2012. The Company entered into an employment agreement with Mr. Lai (filed as exhibit 10.23 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2011) effective on February 18, 2011. The agreement was to terminate on February 18, 2014, but was instead terminated earlier in connection with Mr. Lai’s resignation.  Pursuant to the agreement, Mr. Lai's base salary was $190,000 per year, of which $150,000 was payable in cash and $40,000 in shares of the Company’s common stock on a pro-rata, quarterly basis.  He also had the right to receive discretionary bonuses in an amount up to 50% of his base salary.

Other resources utilized in the Company’s operations are typically contractors or sub-contractors of vendors and service providers that are not owned directly or indirectly by the Company or any officer, director or stockholder owning greater than five percent (5%) of our outstanding shares, nor are they members of the referenced individual’s immediate family.  Such sub-contracting engagement and per job payments are commonplace in the Company's business.  The Company expects to continue to utilize and pay such service providers and third party contractors as necessary to operate its day-to-day field operations.

Incentive Compensation Plans

The Company stockholders approved the Lucas Energy, Inc. 2014 Stock Incentive Plan (“2014 Incentive Plan”) at the annual stockholder meeting held on February 13, 2014.  The 2014 Incentive Plan provides the Company with the ability to offer (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing, to employees, consultants and contractors as provided in the 2014 Incentive Plan.  Shares issuable under the 2014 Incentive Plan were registered on a Form S-8 registration statement that was filed with the SEC on May 15, 2014.  The NYSE MKT approved the listing application for the shares issuable under the 2014 Incentive Plan on May 22, 2014.

The Company stockholders approved the Lucas Energy, Inc. 2012 Stock Incentive Plan (“2012 Incentive Plan”) at the annual stockholder meeting held on December 16, 2011.  The 2012 Incentive Plan provides the Company with the ability to offer (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing, to employees, consultants and contractors as provided in the 2012 Incentive Plan.  Shares issuable under the 2012 Incentive Plan were registered on a Form S-8 registration statement that was filed with the SEC on January 27, 2012.  The NYSE MKT approved the listing application for the shares issuable under the 2012 Incentive Plan on December 28, 2011.

The Company stockholders approved the Lucas Energy, Inc. 2010 Long Term Incentive Plan (“2010 Incentive Plan” or “2010 Plan” and together with the 2012 Plan and the 2014 Plan, the “Plans”) at the annual stockholder meeting held on March 30, 2010.  The 2010 Incentive Plan provides the Company with the ability to offer (1) incentive stock options, (2) non-qualified stock options, and (3) restricted shares (i.e., shares subject to such restrictions, if any, as determined by the Compensation Committee or the Board) to employees, consultants and contractors as performance incentives.  Shares issuable under the 2010 Incentive Plan were registered on a Form S-8 registration statement that was filed with the SEC on April 23, 2010.  The NYSE MKT approved the listing application for the shares issuable under the 2010 Incentive Plan on May 6, 2010.

Under the 2010 Incentive Plan, 900,000 shares of the Company’s common stock are authorized for initial issuance or grant, under the 2012 Incentive Plan, 1,500,000 shares of the Company’s common stock are authorized for initial issuance or grant, and under the 2014 Incentive Plan, 1,000,000 shares of the Company’s common stock are authorized for issuance or grant.  As of the Record Date, there was approximately (a) an aggregate of 218,518 shares available for issuance or grant under the 2010 Incentive Plan, (b) an aggregate of 561,147 securities were available for issuance or grant under the 2012 Incentive Plan and (b) an aggregate of 1,000,000 securities available for issuance or grant under the 2014 Incentive Plan for future issuances and grants, respectively.  The number of securities available under the 2010, 2012 and 2014 Plans is reduced one for one for each security delivered pursuant to an award under the Plans. Any issued or granted security that becomes available due to expiration, forfeiture, surrender, cancellation, termination or settlement in cash of an award under the Incentive Plans may be requested and used as part of a new award under the Plans.

The Plans are administered by the Compensation Committee and/or the Board in its discretion (the “Committee”).  The Committee interprets the Plans and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of stock options, the number of shares subject to awards, the expiration date of awards, and the vesting schedule or other restrictions applicable to awards.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes certain information regarding unexercised stock options outstanding as of March 31, 2014 for each of the Named Officers.

Name	Number of securities underlying unexercised options (#) Exercisable	Equity Incentive Plan Awards: Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Anthony C. Schnur Chief Executive Officer and Interim Chief Financial Officer	100,000	-	50,000	$1.74	10/31/17
	-	-	50,000	$1.61	1/8/18
	-	-	50,000	$1.58	10/31/17

DIRECTOR COMPENSATION

The following table sets forth compensation information with respect to our directors during our fiscal year ended March 31, 2014.

Name	Fees Earned or Paid in Cash ($)*	Option Awards ($) (1)	All Other Compensation($)	Total ($)
Ken Daraie (2)	$22,000	$10,145	$-	$32,145
Anthony C. Schnur (3)	$-	$-	$-	$-
W. Andrew Krusen, Jr. (2)	$18,000	$10,145	$-	$28,145
J. Fred Hofheinz	$18,000	$10,145	$-	$28,145
Ryan J. Morris (2)	$21,250	$10,145	$-	$31,395
Fred S. Zeidman (4)	$17,500	$22,579	$-	$40,079

* The table above does not include the amount of any expense reimbursements paid to the above directors.  No directors received any Stock Awards, Non-Equity Incentive Plan Compensation, or Nonqualified Deferred Compensation Earnings during the period presented.  Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1) Represents the fair value of the grant of certain options to purchase shares of our common stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2) Resigned effective October 10, 2014.

(3) Appointed as a director effective February 14, 2014.

(4) Appointed as a director effective June 24, 2013.

            Effective January 1, 2014, the Compensation Committee approved the following cash compensation for the Board of Directors: (a) each member of the Board of Directors will be paid $5,000 per calendar quarter ($20,000 per year) for services to the Board of Directors; (b) the Chairman of the Board of Directors will receive an additional $1,000 per quarter; (c) the Chairman of the Compensation Committee and Nominating and Governance Committee will receive an additional $500 per quarter; and (d) the Chairman of the Audit Committee will receive an additional $1,000 per quarter.

On July 2, 2013, Mr. Zeidman, who joined the Board of Directors on June 21, 2013, was granted options to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.28 per share, which vested at the rate of 1/12th of such options per month, have a term of two years and are subject in all cases to the terms and conditions of the Company’s 2012 Stock Incentive Plan.

On December 24, 2013, each member of the Board of Directors of the Company (other than Mr. Zeidman) was granted options to purchase 50,000 shares of the Company’s common stock at an exercise price of $0.98 per share (the closing sales price of the Company’s common stock on December 24, 2013), which have a term of three years and vest at the rate of 1/12th of such options per month with the first monthly tranche vesting on January 24, 2014, in all cases subject to the terms and conditions of the Company’s 2012 Stock Incentive Plan.  Mr. Zeidman was granted options to purchase 25,000 shares of the Company’s common stock at an exercise price of $0.98 per share, which have a term of three years and vest at the rate of 1/6th of such options per month with the first monthly tranche vesting on July 24, 2014, in all cases subject to the terms and conditions of the Company’s 2012 Stock Incentive Plan.

In connection with the resignations of Mr. Daraie, Mr. Krusen and Mr. Morris on October 10, 2014, all unvested options held by such individuals were forfeited and all vested options held by such individuals expired unexercised three months after their resignation date.

EQUITY COMPENSATION PLAN INFORMATION

As of March 31, 2014

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding those in column (a))
Equity compensation plans approved by the security holders	914,468	$1.39	1,509,897
Equity compensation plans not approved by the security holders	150,630	$2.98	-
Total	1,065,098	$1.61	1,509,897

(a)
Includes any compensation plan and individual compensation arrangement of the Company under which equity securities of the Company are authorized for issuance to employees, or non-employees including directors, consultants, advisors, vendors, customers, suppliers or lenders in exchange for consideration in the form of goods or services, as of March 31, 2014.

(b)	Includes the weighted average exercise price of outstanding options, warrants, and rights identified in (a).

CERTAIN RELATED PARTY TRANSACTIONS

During the past two fiscal years there have been no transactions between us and any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding shares, nor any member of the above referenced individual’s immediate family, except as set forth below or otherwise disclosed above under “Executive Compensation”.

Related Party Transactions

Other than indicated above, there have been no other transactions between us and any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding shares during the last two fiscal years, nor any member of the above referenced individual’s immediate family, except as set forth below or otherwise disclosed above under “Executive Compensation” above.

On April 16, 2012, the Company agreed to sell an aggregate of 2,950,000 units at $2.00 per unit, with each unit consisting of one share of common stock and 0.35 of a warrant to purchase one share of the common stock at an exercise price of $2.30 per share.  On April 18, 2012, the offering closed, and the Company received an aggregate of $5,900,000 in gross funding and approximately $5,500,000 in net proceeds after paying commissions and other expenses associated with the offering.  The investors in our December 2010 units offering purchased an aggregate of 450,000 units for an aggregate of $900,000. Young Capital, an affiliate of Joshua D. Young, our former director, purchased 250,000 units for an aggregate of $500,000 in the Company’s April 2012 offering.

In August 2012, Meson Capital Partners LP (“Meson LP”), an affiliate of Ryan J. Morris, our former director, purchased warrants to purchase 83,334 shares of common stock at an exercise price of $1.00 per share for an aggregate of $25,000, or $0.30 per warrant, from the Company’s director, J. Fred Hofheinz, and warrants (with the same terms) to purchase an aggregate of 15,167 shares for an aggregate of $4,550, or $0.30 per warrant, from Peter K. Grunebaum, a then member of the Company’s Board, in private transactions, which warrants were subsequently exercised by Meson LP for 98,501 shares of our common stock at an aggregate exercise price of $98,501.

Young Capital, an affiliate of Joshua D. Young, our former director, purchased 50,000 units for an aggregate of $82,500, or $1.65 per unit, and Meson Capital Constructive Partners LP (“Meson Capital”), an affiliate of Mr. Morris, purchased 750,000 units for an aggregate of $1,237,500, or $1.65 per unit, in the Company’s September 2012 offering of units, with each unit consisting of (a) one share of common stock; and (b) 0.25 of a warrant to purchase one share of common stock at an exercise price of $2.00 per share.

In December 2012, William A. Sawyer resigned as the Chief Executive Officer, President and director of the Company and the Company agreed to provide him certain severance compensation as described in greater detail above under “Executive Compensation” - “Executive Employment Agreements” – “William A. Sawyer”.

Effective April 4, 2013, the Company appointed William J. Dale as the Company’s Chief Financial Officer, Treasurer and Secretary. Effective April 4, 2013, the Company entered into an Employment Agreement with Mr. Dale, described in greater detail above under “Executive Compensation” - “Executive Employment Agreements” – “William J. Dale”.

Effective April 4, 2013, the Company entered into a Loan Agreement with various lenders (the “Loan Agreement”) pursuant to which such lenders loaned the Company an aggregate of $2,750,000 to be used for general working capital.  The lenders included entities beneficially owned by our then directors, Ken Daraie (which entity loaned us $2,000,000) and W. Andrew Krusen, Jr. (which entities loaned us $250,000), as well as an unrelated third party which loaned the Company $500,000.

The loans provided were documented by Promissory Notes (the “Notes”) which accrued interest at the rate of 14% per annum, with such interest payable monthly in arrears and were due and payable on October 4, 2013.  The Note holders were each paid their pro rata portion of a commitment fee ($55,000) and were each granted their pro rata portion of warrants to purchase 275,000 shares of the Company’s common stock which were evidenced by Common Stock Purchase Warrants. The warrants have an exercise price of $1.50 per share, a term of five years and cashless exercise rights in the event the shares issuable upon exercise of the warrants are not registered with the Securities and Exchange Commission.  The repayment of the Notes was secured by a first priority security interest in one hundred (100) barrels of oil per day of net production from the Company’s owned and operated oil and gas properties, and all payments and proceeds associated therewith.  The Notes were subsequently repaid by the Company in connection with funds raised through an August 2013 Letter Loan Agreement pursuant to which the Company raised $7.5 million.

Effective July 2, 2013, the Board of Directors granted Fred S. Zeidman, our director, options to purchase up to 50,000 shares of our common stock at an exercise price of $1.28 per share, which expire if unexercised on July 2, 2015, and vest at the rate of 1/12th of such options per month beginning August 1, 2013.

On July 17, 2013, Meson Capital Partners LP (“Meson LP”), purchased 185,185 restricted shares of our common stock in a private transaction for consideration of $250,000 or $1.35 per share ($0.01 above the closing sales price of our common stock on July 17, 2013). Securities owned directly by Meson LP, are owned indirectly by Meson Capital Partners LLC (“Meson LLC”) by virtue of it being the general partner of Meson LP and by Ryan J. Morris, a then director of the Company, by virtue of his position as managing member of Meson LLC.

On December 24, 2013, each member of the Board of Directors of the Company (other than Mr. Zeidman) was granted options to purchase 50,000 shares of the Company’s common stock at an exercise price of $0.98 per share (the closing sales price of the Company’s common stock on December 24, 2013), which have a term of three years and vest at the rate of 1/12th of such options per month with the first monthly tranche vesting on January 24, 2014, in all cases subject to the terms and conditions of the Company’s 2012 Stock Incentive Plan.  Mr. Zeidman was granted options to purchase 25,000 shares of the Company’s common stock at an exercise price of $0.98 per share, which have a term of three years and vest at the rate of 1/6th of such options per month with the first monthly tranche vesting on July 24, 2014, in all cases subject to the terms and conditions of the Company’s 2012 Stock Incentive Plan.

On April 15, 2014, the Company agreed to sell an aggregate of 3,333,332 units, at a purchase price of $0.60 per unit or $2 million in aggregate, with each unit consisting of one share of common stock and 0.50 of a warrant to purchase one share of the Company’s common stock at an exercise price of $1.00 per share and a term of five years.  On April 21, 2014, the offering closed, and the Company subsequently received an aggregate of $2,000,000 in gross funding and net proceeds of approximately $1,880,000 (after the deduction of approximately $120,000 in associated legal and placement agent fees). The purchasers in the offering included Ironman Energy Master Fund, which purchased 1,166,666 shares of common stock and warrants to purchase 583,333 shares of common stock and Ironman PI Fund II (QP), LP, which purchased 500,000 shares of common stock and warrants to purchase 250,000 shares of common stock, which entities became greater than 5% stockholders of the Company as a result of such purchases, and John B. Helmers, who purchased 1,666,666 shares of common stock and warrants to purchase 833,333 shares of common stock,  was a greater than 5% stockholder at the time of the purchase and remains a greater than 5% stockholder of the Company.

It is our policy that any future material transactions between us and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act.

We believe that, to date during fiscal 2014 (our most recently completed fiscal year), our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements, with the exceptions noted below (and certain exceptions previously noted in our March 31, 2013 Form 10-K Annual Report): Anthony C. Schnur, our Chief Executive Officer, inadvertently did not timely file (i) a Form 4 with the SEC in connection with the issuance by the Company of 1,459 net shares of common stock (after certain shares were forfeited in lieu of the payment of a tax liability) on January 15, 2013, which report was not filed until July 8, 2013; (ii) a Form 4 with the SEC in connection with the issuance by the Company of (a) 2,851 net shares of common stock (after certain shares were forfeited in lieu of the payment of a tax liability) effective on June 30, 2013, (b) 2,966 net shares of common stock (after certain shares were forfeited in lieu of the payment of a tax liability) effective on September 30, 2013, which shares were not physically issued until November 21, 2013, and the purchase by Mr. Schnur of 2,000 shares of the Company’s common stock on December 11, 2013, which Form 4 was not filed until December 16, 2013, and (iii) a Form 4 with the SEC in connection with the issuance by the Company of 5,182 shares of common stock to Mr. Schnur, the forfeiture of 1,692 shares of common stock in lieu of the payment of a tax liability (each effective December 31, 2013) and the purchase by Mr. Schnur, through his IRA of 2,000 shares of common stock on December 11, 2013, which Form was filed on January 21, 2014.

In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, provided to us and/or the written representations of our directors, executive officers, and 10% stockholders.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company’s Bylaws currently provide for a Board of Directors (the “Board”) of not less than one (1) or more than ten (10) members. The Company’s Board currently has three (3) members. The Company’s management recommends the three (3) director nominees listed below for election at the Meeting to hold office until the 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified. Each of the nominees has indicated his willingness to serve if elected, and each of the nominees already serves as a director. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the three (3) nominees recommended by the Company’s management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of our director nominees possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our director nominees is willing to devote sufficient time to carrying out his duties and responsibilities effectively and is committed to serving the Company and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our director nominees that led the Board, as of the date of this proxy statement, to its conclusion that such director should serve as a director of Lucas.

The Company’s Nominating Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

The following table and accompanying descriptions indicate the name of each nominee/director, and certain information regarding each nominee, including their age (as of the Record Date), principal occupation or employment, and the year in which each nominee first became a director, if such person has previously served on the Company’s Board of Directors.

Name	Position	Date First Appointed as Director	Age
Anthony C. Schnur	President, Chief Executive Officer, Interim Chief Financial Officer, Interim Treasurer, Interim Secretary and Director	February 14, 2014	49
J. Fred Hofheinz	Director	September 18, 2008	76
Fred S. Zeidman	Director	June 24, 2013	68

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.  There are no agreements with respect to the election of directors.  We have historically compensated our directors for service on the Board and committees thereof through the issuance of shares of common stock, stock options and cash compensation for meeting fees. Additionally, we reimburse directors for expenses incurred by them in connection with the attendance at meetings of the Board and any committee thereof (as described below).  The Board appoints annually the executive officers of the Company and the executive officers serve at the discretion of the Board.

The business experience of each of the persons listed above is as follows:

ANTHONY C. SCHNUR, PRESIDENT, CHIEF EXECUTIVE OFFICER, INTERIM CHIEF FINANCIAL OFFICER, INTERIM TREASURER, INTERIM SECRETARY AND DIRECTOR

    Effective February 14, 2014, Mr. Schnur was appointed as a member of the Board of Directors. Effective December 12, 2012, the Company appointed Mr. Schnur, as Chief Executive Officer after initially being appointed as the Chief Financial Officer of the Company on November 1, 2012.  Effective April 4, 2013, the Company appointed William J. Dale as Chief Financial Officer and Mr. Schnur relinquished his duties as Chief Financial Officer at that time.  Mr. Dale subsequently resigned as Chief Financial Officer effective September 30, 2013, and since that time Mr. Schnur has served as Interim Chief Financial Officer, Interim Treasurer and Interim Secretary. Mr. Schnur served as the Vice President and Chief Financial Officer of Chroma Oil & Gas, L.P. (“Chroma”) from March 2010 to October 2012. From September 2002 to February 2010, Mr. Schnur served as an independent executive consultant to various start-ups and other companies in the oil & gas industry, and provided various services including developing business plans, helping to raise debt and equity, asset management, cash flow forecasting and model and development planning to such entities.

Mr. Schnur is a results oriented manager with a history of positioning companies for growth, preserving value and return of capital.  By removing systemic organizational obstacles, streamlining operations and implementing efficient financial controls, profit was achieved and underperforming organizations turned around.  Prior to joining the Company, Mr. Schnur spent three years as the CFO of Chroma; a private equity backed E&P with operations in Texas and Louisiana and for eight years he was an independent executive where he held various non-traditional employee/consultant/CFO/advisor roles.  He has developed strategic business plans, raised debt and equity capital, and provided asset management, cash flow forecasts, transaction modeling and development planning for both start-ups and special situations.  On three separate occasions Mr. Schnur was asked to lead work-out/turn-around initiatives in the E&P space.  Over twenty years of extensive oil and gas and financial management positions have afforded him experience in several different financial functions, as well as Human Resources and Information Technology roles.  Previous positions include Director of Structured Transactions for Aquila Energy Capital Corporation, Natural Gas marketer for Aquila Energy Marketing and tenures with Cargill, Inc., National City Bank and PNC Corp.

Mr. Schnur obtained a Bachelor of Science in Business Administration in Finance from Gannon University in 1987 and a Masters of Business Administration from Case Western Reserve University in 1992.  Mr. Schnur is a member of the Independent Petroleum Association of America; Texas Independent Producers & Royalty Owners Association; and the ADAM-Houston, Acquisitions and Divestitures Group.

Director Qualifications:

Mr. Schnur has extensive experience in the oil and natural gas industry and the business world in general.  As Chief Executive Officer and Interim Financial Officer of Lucas, Mr. Schnur has played a key role in the executive management and implementation of strategic initiatives at the Company. His operational expertise, knowledge of the Company and strategic vision are assets to the Company and benefit the Company’s Board of Directors.  As such, we believe that Mr. Schnur is qualified to serve as a director.

 J. FRED HOFHEINZ – DIRECTOR

Mr. Hofheinz, the former Mayor of the city of Houston (1974-1978), began his business career with his late father, Roy Hofheinz, Sr., who built the Houston Astrodome.  Mr. Hofheinz played a key role in the family real estate development projects surrounding the Astrodome, including an amusement park – Astroworld and four hotels.  He was the senior officer of Ringling Brothers Barnum and Bailey Circus, which was owned by the Hofheinz family.   In 1971, Mr. Hofheinz co-founded a closed circuit television company, Top Rank, which is now the leading professional boxing promotion firm in the nation.  He has served as President of the Texas Municipal League and served on the boards of numerous other state and national organizations for municipal government elected officials.  In addition to his law practice, Mr. Hofheinz also owned several direct interests in oil and natural gas companies.  He has also dealt extensively with business interests, primarily oil and natural gas related, in the People’s Republic of China and in the Ukraine.

For the past five years Mr. Hofheinz has been an investor and a practicing attorney with the firm of Williams, Birnberg & Anderson LLP in Houston, Texas.  While he has numerous investments in real estate, his principal investment interest is in oil and natural gas.  He has been actively engaged in successful exploration and production ventures, both domestic and international.  He holds a PhD in economics, from the University of Texas and takes an active interest in Houston’s civic and charitable affairs.  He was admitted to the Texas bar in 1964, having received his preparatory education at the University of Texas, (B.A., M.A., Ph.D., 1960-1964); and his Legal education at the University of Houston (J.D., 1964).  From July 1, 2007 to February 28, 2011, Mr. Hofheinz served as a Manager of El Tex Petroleum, LLC, which Lucas entered into an acquisition transaction with during fiscal 2010.

Director Qualifications:

Mr. Hofheinz has extensive experience in the oil and natural gas industry and the business world in general, in particular with respect to publicly listed companies. He also has extensive academic and practical knowledge of doing business in Texas and the United States. In addition, we believe Mr. Hofheinz demonstrates personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s stockholders.   As such, we believe that Mr. Hofheinz is qualified to serve as a director.

FRED S. ZEIDMAN – DIRECTOR

        In December 2014, Mr. Zeidman was appointed as Chairman of Gordian Group LLC, a U.S. investment bank specializing in board-level advice in complex, distressed or “story” financial matters. Mr. Zeidman has served as Chairman of the Board of Directors of Petroflow Energy Corporation since September 2011 and as a Director of Petro River Oil Corporation since April 2013. Mr. Zeidman has also served as a director of Hyperdynamics Corporation since 2009 and as a director of Prosperity Bancshares, Inc. since 1986. He currently also serves as trustee for the AremisSoft Liquidating Trust (a position he has held since 2004). From October 2013 to March 2014, Mr. Zeidman served as President of Aztec Oil & Gas, Inc. In March 2013, Mr. Zeidman was appointed to the Board of Straight Path Communications Inc. In March 2008, Mr. Zeidman was appointed the Interim President of Nova Biosource Fuels, Inc. (“Nova”), a publicly-traded biodiesel technology company, and served in that position until the company’s acquisition in November 2009.  Mr. Zeidman also served as a director of Nova from June 2007 to November 2009. From August 2009 through November 2009, Mr. Zeidman served as Chief Restructuring Officer for Transmeridian Exploration, Inc. and served in that position until its sale in November 2009. Mr. Zeidman has served on the board of Prosperity Bank for 26 years. He also served as CEO, President and Chairman of the Board of Seitel Inc., an oil field services company, from June 2002 until its sale in February 2007. Mr. Zeidman served as a Managing Director of the law firm Greenberg Traurig, LLP from July 2003 to December 2008. Mr. Zeidman has served as CEO, Interim CEO and Chairman of the Board of a variety of companies, including several in the oil and gas sector.

Mr. Zeidman is the Chairman Emeritus of the United States Holocaust Memorial Council. He was appointed to that position by former President George W. Bush in March 2002 and served from 2002-2010.  He is also Chairman Emeritus of the University of Texas Health Science System Houston and is on the Board of Trustees of the Texas Heart Institute (where he currently serves as Interim Chief Financial Officer) and the Institute for Rehabilitation and Research (TIRR). He currently serves on the Board of Directors and Executive Committee of the University of Saint Thomas and chairs its Development Committee and Houston Community College. Mr. Zeidman received his Bachelor of Science and Bachelor of Arts from Washington University and a Masters of Business Administration from New York University.

Director Qualifications:

The Board of Directors believes that Mr. Zeidman is highly qualified to serve as a member of the Board of Directors due to his significant experience serving as a director of public and private companies and institutions and his substantial understanding of the oil and gas industry in general.

What Vote Is Required To Elect The Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Annual Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws, the Board has set the number of directors that shall constitute the Board at three. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR ALL” OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2
TO AUTHORIZE THE BOARD OF DIRECTORS OF THE COMPANY TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK IN A RATIO OF BETWEEN ONE-FOR-TEN AND ONE-FOR-FIFTY-FIVE

Our Board has approved and has recommended that our stockholders approve a proposal to amend our Articles of Incorporation to authorize our Board to effect a reverse stock split of all of our outstanding common stock at a ratio of between one-for-ten and one-for-fifty-five (the “Exchange Ratio”), with our Board having the discretion as to whether or not the reverse split is to be effected, and with the exact Exchange Ratio of any reverse split to be set at a whole number within the above range as determined by our Board in its sole discretion (the “Reverse Stock Split”). The proposal provides that our Board will have sole discretion to elect, at any time before the earlier of (a) the one year anniversary of the Annual Meeting; and (b) the date of our 2016 annual meeting of stockholders, as it determines to be in our best interest, whether or not to effect the Reverse Stock Split, and, if so, the number of our shares of common stock within the Exchange Ratio which will be combined into one share of our common stock.

The determination as to whether the Reverse Stock Split will be effected and, if so, pursuant to which Exchange Ratio, will be based upon those market or business factors deemed relevant by the Board of Directors at that time, including, but not limited to:

•	listing standards under the NYSE MKT
•	existing and expected marketability and liquidity of the Company’s common stock;
•	prevailing stock market conditions;
•	the historical trading price and trading volume of our common stock;
•	the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse split on the trading market for our common stock;
•	the anticipated impact of the reverse split on our ability to raise additional financing;
•	business developments affecting the Company;
•	the Company’s actual or forecasted results of operations; and
•	the likely effect on the market price of the Company’s common stock.

Our Board believes that stockholder approval granting us discretion to set the actual exchange ratio within the range of the Exchange Ratio, rather than stockholder approval of a specified exchange ratio, provides us with maximum flexibility to react to then-current market conditions and volatility in the market price of our common stock in order to set an exchange ratio that is intended to result in a stock price in excess of $1.00 per share to avoid being considered a low priced stock by the NYSE MKT, and therefore, is in the best interests of the Company and its stockholders.  However, there can be no assurance that the Reverse Stock Split will result in our common stock trading above $1.00 for any significant period of time.  If the Board determines to implement the Reverse Stock Split, we intend to issue a press release announcing the terms and effective date of the Reverse Stock Split before we file the Amendment with the Secretary of State of the State of Nevada.

If our Board determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The form of the proposed amendment to our Articles of Incorporation to effect the Reverse Stock Split is attached to this proxy statement as Appendix A (the “Amendment”). The Amendment filed thereby will set forth the number of shares to be combined into one share of our common stock within the limits set forth in this proposal but will not have any effect on the number of shares of common stock or preferred stock currently authorized, the ability of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such Reverse Stock Split adjusts the conversion ratio of the Series A Convertible Preferred Stock).

Purpose of the Reverse Stock Split

The primary purpose of the Reverse Stock Split is to increase proportionately the per share trading price of our common stock.  Our common stock is listed on the NYSE MKT under the symbol “LEI”.  Under the NYSE MKT’s listing standards, if the exchange considers our common stock to be a low-priced stock, our common stock could be subject to a delisting notification (provided that as described below, we previously received notice that we were below certain continued financial listing standards of the NYSE MKT which were separate from the trading price of our common stock and may, regardless of our stock price, be subject to delisting from the NYSE MKT in the future).  The exchange considers a low-priced stock to be stock selling for a substantial period of time at a low price.  Our common stock has not traded above $1 per share since February 2014 and has not traded above $0.30 per share since November 2014, and our price per share has ranged from a low of $0.106 per share to a high of $1.23 per share for the twelve month period ended January __, 2015.  If we were to receive a formal delisting notification letter from the NYSE MKT relating to the trading value of our common stock, to regain compliance we would need to effect a reverse stock split, which would require us to convene a special meeting of stockholders.  Given the time and expense associated with convening a special meeting of stockholders, the Board of Directors has determined that it is most efficient to seek stockholder approval of a potential future Reverse Stock Split at this Annual Meeting to avoid having to convene a special meeting at a later date.

As noted above, if we were to receive a delisting notice and we were unable to regain compliance in the appropriate time, we could be subject to delisting.  Delisting could have a material adverse effect on our business, liquidity and on the trading of our common stock.  If our common stock were delisted, our common stock could be quoted on the OTCQB market or on the “pink sheets” maintained by the OTC Markets Group.  However, such alternates are generally considered to be less efficient markets.    Further, delisting from the NYSE MKT could also have other negative effects, including potential loss of confidence by customers, suppliers and employees and could also trigger various defaults under our lending agreements and other outstanding agreements.  Finally, delisting could make it harder for us to raise capital and sell securities as we would no longer be eligible to use Form S-3 short form registration statements for such purposes.

We also believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split may improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock.  Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Although it should be noted that the liquidity of our common stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, our Board of Directors is hopeful that the anticipated higher market price will offset, to some extent, the negative effects on the liquidity and marketability of our common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Notwithstanding the above, on February 28, 2014, we received notice from the NYSE MKT, indicating we were below certain of the NYSE MKT’s continued listing standards related to our existing financial resources or financial condition as set forth in Part 10 of the NYSE MKT Company Guide.  We were afforded the opportunity to submit a plan of compliance to the NYSE MKT, and on March 14, 2014, we submitted our plan to the NYSE MKT.  On March 31, 2014, the NYSE MKT notified us that it had accepted our plan of compliance and granted us a conditional extension until April 14, 2014, which was subsequently extended until July 31, 2014, and again until October 31, 2014, and again until December 4, 2014, and again until January 31, 2015, by which date the Company is required to regain compliance with Section 1003(a) (iv) of the NYSE MKT Company Guide and/or demonstrate adequate progress to that end.   If the NYSE MKT determines that we are not making sufficient progress consistent with our prior plan or that we remain in non-compliance with the continued listing standards, it could institute proceedings to delist us from the NYSE MKT regardless of our share price.

Board Discretion to Implement the Reverse Stock Split

If Proposal 2 is approved by our stockholders, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and its stockholders.  The Board of Directors’ determination as to whether the Reverse Stock Split will be effected and, if so, at which Exchange Ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing stock market conditions, business developments affecting us, actual or forecasted results of operations and the likely effect on the market price of our common stock, and the listing standards of the NYSE MKT. If the Board does not act to implement the Reverse Stock Split prior to the earlier of (a) the one year anniversary of the Annual Meeting; and (b) the date of our 2016 annual meeting of stockholders, the authorization granted by stockholders pursuant to this Proposal 2 would be deemed abandoned and without any further effect.  In that case, the Board of Directors may again seek stockholder approval at a future date for the Reverse Stock Split if it deems it to be advisable.

Effect of the Reverse Stock Split

If approved by our stockholders and implemented by the Board of Directors, as of the effective time of the Amendment, each issued and outstanding share of our common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our common stock, depending upon the Exchange Ratio selected by the Board of Directors, which could range between one-for-ten and one-for-fifty-five.

Except to the extent that the Reverse Stock Split would result in any stockholder receiving an additional whole share of common stock in connection with the rounding of fractional shares as described below, the Reverse Stock Split will not:

•	affect any stockholder’s percentage ownership interest in us;
•	affect any stockholder’s proportionate voting power;
•	substantially affect the voting rights or other privileges of any stockholder; or
•	alter the relative rights of common stockholders, preferred stockholders, warrant holders or holders of equity compensation plan awards and options.

Depending upon the Exchange Ratio selected by the Board of Directors, the principal effects of the Reverse Stock Split are:

•	the number of shares of common stock issued and outstanding will be reduced by a factor ranging between ten and fifty-five;
•
the per share exercise price will be increased by a factor between ten and fifty-five, and the number of shares issuable upon exercise shall be decreased by the same factor, for all outstanding options, warrants and other convertible or exercisable equity instruments entitling the holders to purchase shares of our common stock;

•	the number of shares authorized and reserved for issuance under our existing equity compensation plans will be reduced proportionately; and
•	the conversion rates for holders of our Convertible Preferred Stock will be adjusted proportionately.

The following table contains approximate information relating to our common stock, Series A Convertible Preferred Stock (which converts into common stock prior to the Reverse Stock Split in a ratio of 1-for-1,000), our outstanding warrants and outstanding options under our Plans, under various proposed exchange ratio options:*

	Pre Reverse Split	1 for 10	1 for 20	1 for 30	1 for 40	1 for 55
Authorized Common Stock	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Outstanding Common Stock	35,020,515	3,502,052	1,751,026	1,167,351	875,513	636,737
Reserved for issuance in connection with the exercise of outstanding warrants to purchase shares of common stock	5,814,523	581,453	290,727	193,818	145,364	105,719
Reserved for issuance in connection with the exercise of outstanding options to purchase shares of common stock	523,800	52,380	26,190	17,460	13,095	9,524
Reserved for issuance in connection with the conversion of our outstanding Series A Convertible Preferred Stock	500,000	50,000	25,000	16,667	12,500	9,091
Reserved for issuance under the Plans (not including shares already included in the rows above)	1,779,665	177,967	88,984	59,323	44,492	32,358
Shares available for future issuance	56,361,497	95,636,148	97,818,073	98,545,381	98,909,036	99,206,571

* Does not take into account the rounding of fractional shares described below under “Fractional Shares”.

Additionally, the below table sets forth (a) the weighted average exercise price of (i) outstanding options; and (ii) outstanding warrants, and (b) the conversion ratio of our Series A Convertible Preferred Stock, under various proposed exchange ratio options:

	Pre Reverse Split	1 for 10	1 for 20	1 for 30	1 for 40	1 for 55
Weighted Average Exercise Price of Outstanding Warrants	$2.08	$20.80	$41.60	$62.40	$83.20	$114.40
Weighted Average Exercise Price of Outstanding Options	$1.57	$15.70	$31.40	$47.10	$62.80	$86.35
Conversion Ratio of Series A Convertible Preferred Stock (X-for-1)	1,000	100	50	34	25	19

If the Reverse Stock Split is implemented, the Amendment will not reduce the number of shares of our common stock or preferred stock authorized under our Articles of Incorporation, as amended, the right of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or otherwise effect our designated series of preferred stock, except to affect the exchange ratio thereof (as shown in the table above).

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements thereof.  We presently do not have any intent to seek any change in our status as a reporting company under the Exchange Act either before or after the Reverse Stock Split, if implemented, and the Reverse Stock Split, if implemented, will not result in a going private transaction.

Additionally, as of the date of this proxy statement, we do not have any current plans, agreements, or understandings with respect to the authorized shares that will become available for issuance after the Reverse Stock Split has been implemented.

Fractional Shares

Stockholders will not receive fractional shares in connection with the Reverse Stock Split.  Instead, stockholders otherwise entitled to fractional shares will receive an additional whole share of our common stock.  For example, if the Board of Directors effects a one-for-twenty split, and you held nineteen shares of our common stock immediately prior to the effective date of the Amendment, you would hold one share of the Company’s common stock following the Reverse Stock Split.

Effective Time and Implementation of the Reverse Stock Split

The effective time for the Reverse Stock Split will be the date on which we file the Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Amendment, provided that the effective date must occur prior to the earlier of (a) the one year anniversary of the Annual Meeting; and (b) the date of our 2016 annual meeting of stockholders.

As soon as practicable after the effective date, stockholders will be notified that the reverse split has been effected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the “exchange agent.” Holders of pre-reverse split shares (“Old Shares”) will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares (“New Shares”) in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock ($0.001 per share).  However, at the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Exchange Ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of our common stock outstanding.

No Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

Before voting on this Proposal 2, you should consider the following risks associated with the implementation of the Reverse Stock Split:

•
The price per share of our common stock after the Reverse Stock Split may not reflect the Exchange Ratio implemented by the Board of Directors and the price per share following the effective time of the Reverse Stock Split may not be maintained for any period of time following the Reverse Stock Split.  For example, based on the closing price of our common stock on January __, 2015 of $0.___ per share, if the Reverse Stock Split was implemented at an Exchange Ratio of 1-for-20, there can be no assurance that the post-split trading price of the Company’s common stock would be $______, or even that it would remain above the pre-split trading price.  Accordingly, the total market capitalization of our common stock following a Reverse Stock Split may be lower than before the Reverse Stock Split.

•
Following the Reverse Stock Split, we may still run the risk of being considered a low priced stock under the listing standards of the NYSE MKT, which could cause the Company to be delisted or subject to delisting.

•
Effecting the Reverse Stock Split may not attract institutional or other potential investors, or result in a sustained market price that is high enough to overcome the investor policies and practices, and other issues relating to investing in lower priced stock described in “Purpose of the Reverse Stock Split” above.

•	The trading liquidity of our common stock could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

•
 If a Reverse Stock Split is implemented by the Board, some stockholders may consequently own less than 100 shares of our common stock.  A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers.  Therefore, those stockholders who own fewer than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they should then determine to sell their shares of the Company common stock.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Federal Income Tax Consequences of the Reverse Stock Split

A summary of the federal income tax consequences of the proposed Reverse Stock Split to individual stockholders is set forth below.  It is based upon present federal income tax law, which is subject to change, possibly with retroactive effect.  The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Stock Split.  In addition, we have not requested and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed Reverse Stock Split.  Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the proposed Reverse Stock Split on them under applicable federal, state, local and foreign income tax laws.

•
We believe that the Reverse Stock Split will be a tax-free recapitalization for federal income tax purposes.  Accordingly, a stockholder will not recognize any gain or loss as a result of the receipt of the post-reverse split common stock pursuant to the Reverse Stock Split.

•
The shares of post-reverse split common stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of the shares of pre-reverse split common stock held by that stockholder immediately prior to the Reverse Stock Split.

•	A stockholder’s holding period for the post-reverse split common stock will include the holding period of the pre-reverse split common stock exchanged.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the amendment to our Articles of Incorporation and the authorization of the Board of Directors of the Company, without further stockholder approval, to amend the Company’s Articles of Incorporation, at any time prior to the earlier of (a) the one year anniversary of the Annual Meeting; and (b) the date of our 2016 annual meeting of stockholders, to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-ten and one-for-fifty-five in accordance with this Proposal 2.  Unless you specify otherwise, the Board intends the accompanying proxy to be voted for this Proposal 2.

Vote Required

Approval of the amendment to our Articles of Incorporation and the authorization of the Board of Directors of the Company, without further stockholder approval, to amend the Company’s Articles of Incorporation, at any time prior to the earlier of (a) the one year anniversary of the Annual Meeting; and (b) the date of our 2016 annual meeting of stockholders, to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-ten and one-for-fifty-five requires the affirmative vote of a majority of the shares of the Company’s common stock issued and outstanding as of the Record Date.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the approval of amendment as set forth in this Proposal 2.

THE BOARD RECOMMENDS A VOTE “FOR” AUTHORIZATION OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT IN A RATIO BETWEEN ONE-FOR-TEN AND ONE-FOR-FIFTY-FIVE.

PROPOSAL NO. 3
TO RATIFY THE APPOINTMENT OF HEIN & ASSOCIATES LLP, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2015

The Board of Directors has selected Hein & Associates LLP (“Hein”) as the Company’s independent registered accounting firm for the year ended March 31, 2015, and recommends that the stockholders vote to ratify such appointment.

The Company does not anticipate a representative from Hein to be present at the Annual Meeting. In the event that a representative of Hein is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Audit Fees

Our Audit Committee of the Board of Directors approves in advance the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services.

Audit Fees

The aggregate fees billed by our independent auditors, GBH CPAs (which were dismissed on October 27, 2011) and our current independent auditors, Hein & Associates LLP (which were engaged on October 31, 2011), for professional  services rendered  for the audit of our annual financial statements included  in our Annual  Reports on Form 10-K for the years ended March 31, 2014 and 2013, and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-Q for the quarters ending June 30, September 30, and December 31, 2013 and 2012, were:

	2014	2013
Hein & Associates, LLP	$120,439	$111,808
GBH CPAs, PC	-	$6,815

Audit fees incurred by the Company were pre-approved by the Audit Committee.

Audit Related Fees: None.

Tax Fees: None.

All OtherFees: None.

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers.  We do not engage the auditors to provide compliance outsourcing services.

The Audit Committee of the Board of Directors has considered the nature and amount of fees billed by GBH and Hein and believes that the provision of services for activities unrelated to the audit is compatible with maintaining GBH’s and Hein’s independence.

The Audit Committee of the Board has appointed Hein to audit our consolidated financial statements for the year ending March 31, 2015, and such appointment has been approved by the Board. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of Hein as our independent registered public accounting firm.

Ratification of this appointment shall be effective upon the affirmative vote of the holders of a majority of the Company’s shares present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this appointment. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of Hein.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Committee determines that such a change would be in the Company’s and the stockholders’ best interests.

Vote Required

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote, provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this appointment.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of Hein & Associates LLP.

The Board is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Board may reconsider this appointment. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the Company’s and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED MARCH 31, 2015.

PROPOSAL NO. 4
ADJOURNMENT OF THE ANNUAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Annual Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board of Directors to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board of Directors will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board of Directors believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

Vote Required

Authority to adjourn the Annual Meeting pursuant to this Proposal 7, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

STOCKHOLDER PROPOSALS

Proposals for 2016 Annual Meeting of Stockholders and 2016 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2016 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 3555 Timmons Lane, Suite 1550, Houston, Texas 77027, not earlier than the close of business on ___________, 2016, and not later than the close of business on _________, 2016, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2016 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after __________, 2016. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2016 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

The proposal should state as clearly as possible the proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable rules and requirements.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Nominations For The Board Of Directors

The Nominating and Governance Committee of the Board considers nominees for director based upon a number of qualifications, including their personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s stockholders.  There are no specific, minimum or absolute criteria for Board membership. The Committee makes every effort to ensure that the Board and its Committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by the NYSE MKT and/or the SEC.

The Nominating and Governance Committee may use its network of contacts to compile a list of potential candidates.  The Nominating and Governance Committee has not in the past relied upon professional search firms to identify director nominees, but may engage such firms if so desired.  The Nominating and Governance Committee may meet to discuss and consider candidates’ qualifications and then choose a candidate by majority vote.

The Nominating and Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of NYSE MKT and applicable federal securities law. The Nominating and Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources.  Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate.  These recommendations should be submitted in writing to the Company, Attn: Corporate Secretary, Lucas Energy, Inc., 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.  The proposing stockholder should also include his or her contact information and a statement of his or her share ownership.  The Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

 The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above.  Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Lucas Energy, Inc., 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Lucas Energy, Inc.
3555 Timmons Lane, Suite 1550
Houston, Texas 77027

By Order of the Board of Directors:

Anthony C. Schnur Chief Executive Officer and Director

Appendix A

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Lucas Energy Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article Four Capital Stock is deleted and replaced in its entirety with the following (which shall have no effect on any previously designated series of preferred stock):

“A.           General Authorization.

The Corporation has the authority to issue One Hundred Ten Million (110,000,000) shares of stock consisting of:

(1)	Common Stock. One Hundred Million (100,000,000) shares of common stock, having a par value of $0.001 per share (the “Common Stock”); and

(2)	Preferred Stock. Ten Million (10,000,000) shares of Preferred Stock having a par value of $0.001 per share (the “Preferred Stock”).

All capital stock when issued shall be fully paid and nonassessable.  No holder of shares of stock of this Corporation is entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter issue.

B.           Common Stock.

(1)	Number of Shares. The Common Stock shall consist of One Hundred Million (100,000,000) shares.

(2)
Voting.  Except as provided in these Articles of Incorporation or by applicable law, each holder of Common Stock is entitled to one vote for each share of Common Stock held of record on all matters as to which Common Stockholders are entitled to vote, which voting rights shall not be cumulative in any election of Directors.

(3)
Other Rights.  Each share of Common Stock issued and outstanding shall be identical in all respects with each other such share, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.  Except for and subject to those rights expressly granted to the holders of Preferred Stock and except as may be provided by the laws of the State of Nevada, the Common Stockholders shall have all other rights of stockholders.

C.           Preferred Stock.

Subject to the terms contained in any designation of a series of Preferred Stock, the Board of Directors is expressly authorized, at any time and from time to time, to fix, by resolution or resolutions, the following provisions for shares of any class or classes of Preferred Stock of the Corporation:

(1)
The designation of such class or series, the number of shares to constitute such class or series which may be increased (but not below the number of shares of that class or series then outstanding) by a resolution of the Board of Directors;

(2)	Whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights;

(3)
The dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any share of stock of any other class or any other shares of the same class;

(4)
Whether the shares of such class or series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption or a formula to determine the times, prices and such other conditions;

(5)
The amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(6)
Whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(7)
Whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of the same class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchanges;

(8)
The limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of the Common Stock or shares of stock of any other class or any other series of the same class;

(9)
The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock, including additional shares of such class or series or of any other series of the same class or of any other class;

(10)
The ranking (be it pari passu, junior or senior) of each class or series vis-à-vis any other class or series of any class of Preferred Stock as to the payment of dividends, the distribution of assets and all other matters;

(11)
Facts or events to be ascertained outside the articles of incorporation of the Corporation, or the resolution establishing the class or series of stock, upon which any rate, condition or time for payment of distributions on any class or series of stock is dependent and the manner by which the fact or event operates upon the rate, condition or time of payment;

(12)
Any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of the Articles of Incorporation of this Corporation, to the full extent permitted by the laws of the State of Nevada.

The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

D.           Reverse Stock Split of Outstanding Common Stock

Effective as of the effective date set forth under “Effective date and time of filing” on this Certificate of Amendment to Articles of Incorporation (or in the absence of such date, on the date such Amendment to the Articles of Incorporation is filed with the Secretary of State of Nevada)(the “Effective Time”), every [10 to 55, depending on the final ratio approved by the Board of Directors] shares of the Corporation's Common Stock (but not any shares of Preferred Stock), issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of Common Stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [10 to 55, depending on the final ratio approved by the Board of Directors], subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a stockholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:                 %

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*
If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 11-27-13

FORM OF PROXY
(SEE ATTACHED)

LUCAS ENERGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – __________, 2015 AT _____ M CST

CONTROL ID:
REQUEST ID:

The undersigned stockholder of LUCAS ENERGY, INC., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around ___________, 2015, and hereby appoints Anthony C. Schnur and J. Fred Hofheinz (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2015 Annual Meeting of Stockholders of the Company, to be held on _________, 2015 at _________.M. central standard time at __________________, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting.  You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/LEI
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF LUCAS ENERGY, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” IN PROPOSAL 1 AND “FOR” EACH OF PROPOSALS 2 THROUGH 4 BELOW

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Anthony C. Schnur				☐
	J. Fred Hofheinz				☐	CONTROL ID:
	Fred S. Zeidman				☐	REQUEST ID:

Proposal 2		à	FOR	AGAINST	ABSTAIN
	Authorization for the Board of Directors to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-ten and one-for-fifty-five		☐	☐	☐
Proposal 3		à	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending March 31, 2015.		☐	☐	☐
Proposal 4		à	FOR	AGAINST	ABSTAIN

Approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above.
			☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” In Proposal 1 and “For” Each of Proposals 2 through 4, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2015

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)